Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Contingencies
Note 3 - Contingencies

During 2022, the Israeli tax authority ("ITA”) notified the Company that it had initiated a routine VAT audit to include tax years 2017 through 2020. The ITA raised several claims, mainly in respect with the recoverability of VAT with respect to Merger Agreement related expenses and the classification of the Company as a holding company. On July 2022, the ITA proposed a settlement, which the Company rejected. As a result, the ITA issued an assessment. On November 2022, The Company appealed the ITA’s assessment. The Company has recorded a provision in 2022 that is inherently subjective due to the inherent uncertainty of these matters and the judicial process. Therefore, the outcome may differ from the estimated liability recorded by the Company during 2022.